Sub-Item 77Q1(d): Copies of Material Amendments to the Trust’s Declaration of Trust Relating to Sub-Item 77I

Effective December 16, 2013, the Fixed Income Macro Strategies Fund commenced offering Class A, Class C,

Institutional, Class IR and Class R Shares. The terms of the Class A, Class C, Institutional, Class IR and Class R Shares for the Fixed Income Macro Strategies Fund are described in Post-Effective Amendment

No. 375 to the Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange

Commission on December 13, 2014 (Accession No. 0001193125-13-473381).  Amendment No. 73 dated August 15,

2013 to the Trust’s Agreement and Declaration of Trust, dated January 28, 1997, which established Class A,

 Class C, Institutional, Class IR and Class R Shares for the Fixed Income Macro Strategies Fund, is

incorporated herein by reference to Exhibit (a)(74) to Post-Effective Amendment No. 366 to the

Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on

September 12, 2013 (Accession No. 0001193125-13-365427).

Effective February 28, 2014, the Limited Maturity Obligations Fund commenced offering Institutional and

Administration Shares. The terms of the Institutional and Administration Shares for the Limited Maturity

Obligations Fund are described in Post-Effective Amendment No. 395 to the Registrant’s Registration

Statement on Form N-1A, filed with the Securities and Exchange Commission on February 28, 2014 (Accession

No. 0001193125-14-075661). Amendment No. 75 dated October 17, 2013 to the Trust’s Agreement and Declaration

of Trust, dated January 28, 1997, which established Institutional and Administration Shares for the

Limited Maturity Obligations Fund, is incorporated herein by reference to Exhibit (a)(76) to Post-Effective

Amendment No. 369 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and

Exchange Commission on October 25, 2013 (Accession No. 0001193125-13-411827).

Effective March 24, 2014, the Long Short Credit Strategies Fund commenced offering Institutional Shares.

The terms of the Institutional Shares for the Long Short Credit Strategies Fund are described in

Post-Effective Amendment No. 408 to the Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on March 21, 2014 (Accession No. 0001193125-14-110505).

Amendment No. 74 dated September 19, 2013 to the Trust’s Agreement and Declaration of Trust,

dated January 28, 1997, which established Institutional Shares for the Long Short Credit Strategies

Fund, is incorporated herein by reference to Exhibit (a)(75) to Post-Effective Amendment No. 368 to

the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on September 26, 2013 (Accession No. 0001193125-13-379631).